Exhibit 99.1

City Holding Company

Welcome

Annual Shareholders Meeting

April 30, 2003

Welcome

Annual Shareholders Meeting

April 30, 2003

Our Business Model

•	We are a retail bank

•	We focus on core deposit gathering

•	We employ a simple business model

Key Markets

70
Ohio
79
68
Berkeley Springs
Martinsburg
Inwood
Charles Town
81
Clarksburg
77
Pomeroy, OH
Point Pleasant
Ripley
79
West Virginia
Sutton
Milton
Cross Lanes
64
Huntington
Charleston State Capitol
Valley
Snowshoe
Marlinton
Montgomery
77
Lewisburg
64
Hinton
77

3

Key Markets

25 Gatewater Road

Charleston, West Virginia 25313

(304) 769-1106

www.cityholding.com

City Holding Company Profile

■	55 branches reaching 149,000 households through 276,000 accounts

■	Principal Markets Include:
♦	Charleston (Capitol Region)
•	34% of CHCO’s deposits
♦	Beckley/Lewisburg (Allegheny Region)
•	31% of CHCO’s deposits
♦	Huntington (Tri-State Region)
•	16% of CHCO’s deposits
♦	Eastern Panhandle (Blue Ridge Region)
•	7% of CHCO’s deposits

Deposit Market Share

40%
35%
30%
25%
20%
15%
10%
5%
0%
•11% Share
•Rank: 4th
•12% Share
•Rank: 3rd
•30% Share
•Rank: 1st
•8% Share
•Rank: 6th
Charleston
$3.9B Market
Huntington
$1.2B Market
Beckley/Lewisburg
$1.6B Market
Eastern Panhandle
$1.4B Market

5

Deposit Market Share

Source: FDIC Market Share Deposit data as of June 30, 2002

City National Bank Customer Profile

250,000
200,000
150,000
100,000
50,000
0
137,094
11,748
215,657
23,239
32,398
5,161
Customers
Deposit Accounts
Loan Accounts
Retail
Commercial

Source: Internal data as of March 31, 2003

6

City National Bank

Customer Profile

Source: Internal data as of March 31, 2003

City National Bank
Customer Profile

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1,320,115
$400,164
$707,659
$443,900
$ Deposit Accounts
$ Loan Accounts
Retail
Commercial

Source: Internal data as of March 31, 2003

7

City National Bank

Customer Profile

Source: Internal data as of March 31, 2003

High Quality and Stable Source of Funds

Liability Mix

(as of March 31, 2003)

City National Bank

12%
31%
57%
Transaction & Savings Deposits
Time <$100K
Time>$100K; Repo & Other Borrowings

*Peer Group**

27%
22%
51%
Transaction & Savings Deposits
Time <$100K
Time>$100K; Repo & Other Borrowings

8

High Quality and Stable Source of Funds

Liability Mix

(as of March 31, 2003)

City National Bank	Peer Group*

■ Transaction & Savings Deposits	■ Transaction & Savings Deposits
■ Time <$100K	■ Time <$100K
■ Time>$100K; Repo & Other Borrowings	■ Time>$100K; Repo & Other Borrowings

*$1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports

Conservative Lending Focus

•	Focus on originating in-market loans secured by real estate

•	Exited the indirect lending and out-of-market loan business

•	Non-performing assets totaled $3.1M as of March 31, 2003

–	Non-performing assets represent 0.27% of total loans and other real estate owned

Granularity of Loan Portfolio

Loan Mix

(as of March 31, 2003)

City National Bank
7%
24%
39%
10%
20%
Residential Real Estate
Home Equity
Consumer/Other
Commercial Real Estate
C&I

Peer Group*
18%
25%
3%
35%
17%
Residential Real Estate
Home Equity
Consumer/Other
Commercial Real Estate
C&I

11

Granularity of Loan Portfolio

Loan Mix

(as of March 31, 2003)

City National Bank	Peer Group*

■ Residential Real Estate	■ Home Equity	■ Consumer/Other	■ Residential Real Estate	■ Home Equity	■ Consumer/Other

☐ Commercial Real Estate	■ C&I		☐ Commercial Real Estate	■ C&I

•	The loan portfolio contains only five loan relationships with outstanding balances in excess of $5M

*$1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports

Granularity of Loans Portfolio

(as of March 31, 2003)

•	Loan comprised 58.4% of City’s assets and are diversified by type

Loan Breakdown	Balance ($000)
Residential Real Estate	$463,813
Home Equity	$232,048
Commercial Real Estate	$288,724
Other Commercial	$88,824
Installment	$53,488
Indirect	$41,475
Credit Card	$18,780

Total Loans	$1,187,152

Conservative Lending Focus

Real Estate v. Non-Real Estate

Loans

(as of March 31, 2003)

Other Loans

      20%

Loans Secured By

    Real Estate

        80%

High Level of Liquidity

•	Loan-to-deposit ratio was 75% as of March 31, 2003

•	Investment portfolio represents 25% of assets

•	$55 million in overnight investments, fed funds sold, and term fed funds sold

•	High level of liquidity is augmented by a primarily unpledged investment portfolio and a limited use of wholesale funding

High Asset Quality and Strong Reserves

NPA's/Loans + OREO
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q2 2000
Q4 2000
Q2 2001
Q4 2001
Q2 2002
Q4 2002

March 31, 2003

- LLR/Loans: 2.44%
- LLR/NPLs: 1057%
- NPAs: $3.1M
- NPAs/Loans+OREO 0.27%

15

High Asset Quality and Strong Reserves

No loan loss provision was deemed necessary during the Second Half of 2002 and Q1 2003

Revenue Profile

City Holding Company

30%
70%
Net Interest Income
Non Interest Income

Peer Group

22%
78%
Net Interest Income
Non Interest Income

Data as of March 31, 2003

16

Revenue Profile

Data as of March 31, 2003

*$1-3 billion peer group as compiled by the FFIEC in their Uniform Bank Performance Reports

Current Performance

ROA

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
0.20%
0.23%
-1.38%
-1.07%
1.59%
1.89%
1.18%
1998
1999
2000
2001
2002
2003
Peer (02)

ROE

30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
2.2%
2.8%
-19.2%
-16.9%
20.5%
22.1%
13.6%
1998
1999
2000
2001
2002
2003
Peer (02)

Efficiency Ratio

100%
80%
60%
40%
20%
0%
74.1%
77.9%
78.8%
74.1%
58.7%
53.4%
60.7%
1998
1999
2000
2001
2002
2003
Peer
(02)

NIM

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.49%
4.13%
3.66%
4.12%
4.68%
4.71%
4.29%
1998
1999
2000
2001
2002
2003
Peer
(02)

Current Performance

Performance Objectives

Earnings Per Share Growth	10% +
ROE	20%
ROA	1.50%
Capital	Maintain well-capitalized status

18

Performance Objectives

Relative Stock Price Performance Versus Major Indices: Since January 31, 2001

CHCO Stock Performance

CHCO Stock Performance
Relative Stock Price Performance Versus Major Indices
December 2000 - March 2003
City Holding Company
550.00
500.00
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
CHCO
NASDAQ Bank Index
S & P 500

	2001 Price Change (%)	2002 Price Change (%)
CHCO	109	135
NASDAQ Bank Index	10	5
S&P 500	-13	-23

2

Named 7th Top Performing Stock in 2002 by Bloomberg 100 and only bank in the top 10

Over two year period, 391% appreciation is best of all USA banks and 4th best of all USA publicly traded companies

Questions?